MOORE STEPHENS
CERTIFIED PUBLIC ACCOUNTANTS

Your Ref:

Our Ref: 3649/2011/GEN/AFGCO03F

905 Silvercord, Tower 2
30 Canton Road
Tsimshatsui
Kowloon
Hong Kong

Tel : (852) 2375 3180
Fax : (852) 2375 3828
E-mail : ms@ms.com.hk
www.ms.com.hk

馬施雲
會計師
事務所

July 13, 2011

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561
U.S.A.

Dear Sirs,

We have read Items 4.01 and 4.02 of Puda Coal, Inc.'s Form 8-K dated July 13, 2011, and we agree with the statements made therein to the extent that they relate to our Firm except that we disagree with the completeness of the explanation for our conclusion that we can no longer rely on the Company's representations, which explanation is set forth in the redacted portions of our letter of July 7, 2011.

Yours faithfully,

Moore Stephens

JTF/sc